KAYNE ANDERSON
» ENERGY INFRASTRUCTURE

QUARTERLY REPORT

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC. (KYN)

FEBRUARY 28, 2026

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy infrastructure company industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

All investments in securities involve risks, including the possible loss of principal. The value of an investment in the Company could be volatile, and you could suffer losses of some or a substantial portion of the amount invested. The Company’s concentration of investments in energy infrastructure companies subjects it to the risks of midstream, renewable infrastructure and utility entities and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in distribution rates, which increases a stockholder’s risk of loss.

Performance data quoted in this report represent past performance and are for the stated time period only. Past performance is not a guarantee of future results. Current performance may be lower or higher than that shown based on market fluctuations from the end of the reported period.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

March 18, 2026

Dear Fellow Stockholders,

We are pleased to provide an update on KYN’s performance, portfolio positioning, and our perspective on the financial markets and recent geopolitical events. It has been an exceptional start to the year — KYN’s Net Asset Return was 17.5% for the first quarter of fiscal 2026.(1)

Before we delve into our quarterly update, it is worth reiterating several comments made in our 2025 annual letter: first, we remain confident in KYN’s potential to generate low-to-mid teens annual returns over the next five years, as the fundamental drivers of this return expectation continue to improve.(2) Second, an allocation to energy infrastructure provides investors exposure to “must run” assets that play an essential role in the global economy — a point that has been emphasized by the conflict unfolding in the Middle East. Third, energy infrastructure provides investors a potential hedge against higher-than-expected levels of inflation, a topic that is receiving quite a bit of attention these days.

The macro backdrop is volatile, and the first four months of fiscal 2026 have been heavily influenced by rapidly shifting market narratives. We began the year anticipating periods of higher-than-normal uncertainty, and unfortunately, we were spot on regarding this forecast. We do not expect this to change any time soon, but we believe KYN is well prepared for this type of market environment. We remain invested in our highest conviction ideas and continue to manage risk deliberately with more moderate leverage levels and a downside cushion at the high end of our target range.(3)

KYN’s fiscal Q1 overview:

•   Net Asset Return for the quarter was 17.5%;(1),(4)

•   Net Asset Return for the last twelve months was 17.6%;(1),(5) and

•   KYN was the best performing midstream fund over the last two years, with a Net Asset Return of 75.4%.(1),(6),(7)

Portfolio Positioning

As of February 28, 2026, the portfolio was invested 95% in midstream equities, 4% in power infrastructure equities, and 1% in credit and other investments. The substantial majority of KYN’s portfolio (98%) is invested in listed securities (i.e., public companies). Our approach remains centered on equity investments in large-cap midstream companies, which are businesses we believe can sustain cash flows across a range of market environments. Further, these companies are particularly well positioned for a volatile geopolitical backdrop.

Macro Backdrop

Fiscal Q1 unfolded against an unusually volatile and unsettled macro backdrop. Performance for the major equity indices was modest during the quarter (the S&P 500 was up 0.7% and the NASDAQ was down 2.9%),(8) but those headline returns mask a significant dispersion in performance of the various sectors that comprise the U.S. equity markets. The performance gap between the top 50 and bottom 50 constituents of the S&P 500 reached approximately 65% in early 2026, the widest spread in more than two decades. There has been a shift in market leadership, and stock selection is particularly important in the current environment.

____________

Note: Footnotes can be found on page 6.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

Having left interest rates unchanged at its last two meetings, the Federal Reserve appears to be in “wait-and-see mode”. This is understandable given mixed economic signals coupled with uncertainty related to the conflict in Iran. Interest rates were rangebound for most of the first quarter but moved higher in March on concerns of worsening inflation trends.

Artificial intelligence, or “A.I.,” continues to garner a significant amount of attention in the financial markets, and there were some noticeable shifts in the “A.I trade” narrative over the last few months. First, given the large amounts of capital being invested, investors have become more discerning with respect to their A.I. exposure. In particular, they are very focused on the returns companies are expected to generate from their A.I.-related investments. Second, investors are considering the disruptive impact A.I. may have on certain industries, such as the potential for impairments to more asset-light business models (e.g., software/SaaS, digital media, professional services, etc.). In response to these concerns, capital rotated away from these companies and into “HALO” businesses (heavy assets, low obsolescence), which are considered to be less prone to A.I.-related disruptions. This rotation is well illustrated by the S&P 500’s best performing subsectors during fiscal Q1: energy, materials, and industrials.

	Equity Market Indices			Energy Indices			KYN(1)
	S&P 500	DJIA	NASDAQ	AMNA(9)	XLU(10)	XLE(11)
Fiscal Q1(4)	0.7%	3.1%	(2.9)%	17.9%	6.1%	24.7%	17.5%
Last Twelve Months(5)	17.0%	13.6%	21.0%	18.8%	23.9%	27.0%	17.6%
Last Two Years(6)	38.5%	30.0%	42.7%	73.5%	63.1%	38.6%	75.4%

Energy Infrastructure Update

Energy infrastructure equities performed very well during the quarter, with the AMNA up 17.9% and the XLU up 6.1%. With hard assets and durable cash flows, the sector is well positioned to benefit from the shift in investor preferences towards HALO businesses. In addition, midstream companies continue to execute well — Q4 ’25 financial results were positive for many names, with solid forward guidance and improved investor confidence in growth prospects. The result was a combination of multiple expansion and upward earnings revisions that drove strong performance in midstream equities. Within KYN’s portfolio, there are two midstream holdings to highlight this quarter: Enterprise Products (EPD) and Williams Companies (WMB).

EPD’s Q4 ’25 financial results were excellent (one of its best quarters in the last five years), with a positive read on both growth trajectory and return of capital potential. Given the company’s strong balance sheet, it can direct incremental free cash flow to equity holders as capital spending tapers in 2026 and 2027. At the same time, its business is expected to generate mid-single digit cash flow growth over the next two years. EPD is one of KYN’s largest holdings and is a good example of the attributes we seek for the Company’s exposure to liquids-focused midstream companies.

WMB is another large position in KYN’s portfolio. The company held its highly anticipated analyst day in February, in which it projected a 35% increase in domestic natural gas demand over the next decade, driven by growing liquified natural gas (LNG) exports and load growth from industrial reshoring and data center development. WMB meaningfully increased its estimate for annual EBITDA growth for the next five years (to annual growth of at least 10%) — this update was well received by investors. We are excited about WMB’s ability to deliver industry-leading growth rates, and the company remains one of our preferred ways to capitalize on the structural demand growth in the natural gas market.

____________

Note: Footnotes can be found on page 6.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

Power infrastructure also delivered solid Q4 ’25 financial results, supported by continued acceleration in load growth expectations tied to data center demand and industrial reshoring. This load growth is increasingly being codified through expanding data center backlogs and new electric service agreements (ESAs), which support upward revisions to capital plans and earnings outlooks for regulated utilities. At the same time, stock price performance was mixed across utilities and independent power producers (IPPs) as regulatory frameworks, quality/visibility of capital plans, and affordability considerations continue to influence investor sentiment.

Geopolitical Backdrop

Between U.S. actions taken in Venezuela and the ongoing conflict in Iran, it has been a highly eventful three months for geopolitics. While much global uncertainty persists, these events highlight the important role that the U.S. plays as a global energy supplier, and the critical role domestic energy infrastructure assets play in ensuring U.S. production is exported to countries across the globe.

Venezuela became a focal point in early January after the U.S. captured Nicolás Maduro, the Venezuelan president, in a targeted operation. The U.S. then signaled a framework to re-engage Venezuela economically by encouraging private investment in Venezuela’s energy sector. The U.S. administration’s goal is to materially increase Venezuela’s production to levels last seen 10 to 20 years ago. We have a cautious view on the likelihood of this occurring in the near-to-medium-term. In our opinion, it will require a considerable amount of capital, a more stable operating environment, and certainty regarding the legal framework governing ownership of these reserves. Nonetheless, a redirection of Venezuela’s crude oil exports to the U.S. Gulf Coast (which is currently taking place) is positive for domestic refiners as well as the midstream sector. Many liquids-focused midstream companies are well positioned to facilitate the import of incremental volumes.

The more material global geopolitical development occurred at the end of fiscal Q1, when the U.S. and Israel initiated a coordinated attack on Iran. The conflict has escalated over the last three weeks, with energy and other infrastructure assets across the Middle East region being targeted by Iran in response to these hostilities. As of the date of this letter, the attacks continue and there have been no clear signs of a path to de-escalation.

The impact of the conflict on global energy flows has been profound. Iran has taken steps to shut down transit through the Strait of Hormuz, a vital conduit for global crude, refined products, and LNG trade. While the U.S. has been assertive in announcing plans to restabilize trade flows, it is unclear how quickly (or effectively) this can be effectuated. For context, approximately 20% of global crude supply and LNG volumes flow through the Strait. Any prolonged impairment to shipments from the Middle East will have meaningful consequences for global energy balances and the global economy.

In addition to disrupted trade flows, energy infrastructure assets in the region are directly impacted. Critical assets are halting operations, including both Ras Laffan in Qatar (the world’s largest LNG export facility) and Ras Tanura in Saudi Arabia (the country’s largest refinery). Operations have also been suspended at export terminals in Kuwait and the UAE. These constraints have forced meaningful curtailments across key regional producers, and it will take time to restore production capacity once the conflict is resolved.

Governments have moved quickly to attempt to mitigate the effect on global crude prices, with the International Energy Agency (IEA) announcing a coordinated strategic petroleum reserve (SPR) release of 400 million barrels, the largest coordinated release in history. There have been a host of other initiatives

____________

Note: Footnotes can be found on page 6.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

announced in response to these events as the U.S. and other countries attempt to dampen the impact of this supply disruption. The key question now is how long the conflict will last, as the proposed actions are not enough to insulate the market from an extended disruption.

Reaction in Commodity Markets

The impact of these developments on commodity markets has been significant. As shown in the table below, crude prices have increased by ~$30 per barrel (~43%) since the conflict began. What is particularly noteworthy is the impact this conflict is having not only on current prices, but on futures markets as well. Domestic crude prices (as measured by WTI) for the next 12 months are up 25% thus far in March, and prices for 2027 are up 13%. This is in response to the potential for longer-lasting disruptions to supply as well as a higher risk premium in commodity prices. The conflict is having an even more pronounced impact on refined products and refining crack spreads, with material disruptions being reported in European and Asian economies due to fuel shortages.

Global natural gas prices have increased more than oil prices thus far in March, as traders repriced the probability of tighter seaborne supply and higher delivered costs in import-dependent regions. Global gas prices had largely traded in an $8 to $12 per MMBtu range over the past twelve months, but quickly traded much higher once the hostilities commenced. Prompt TTF (Europe) and JKM (Asia) prices are up over 50% thus far in March, with a similar move in forward market prices next winter.

Commodity	Price as of		MTD % Change
	2/28/26	3/16/26
Crude Oil ($/Bbl)
WTI — Current	$67.39	$93.50	38.7%
Brent — Current	$70.83	$103.71	46.4%
WTI — 12-Month Strip	$65.01	$81.39	25.2%
WTI — 2027 Strip	$62.28	$70.55	13.3%
Natural Gas & LNG ($/MMBtu)
Henry Hub — Current	$2.98	$3.03	1.7%
TTF — Current	$11.21	$17.27	54.1%
JKM — Current	$10.77	$19.28	78.9%

What is the Impact on KYN’s Portfolio Investments?

It is important to emphasize that the domestic energy infrastructure businesses in which KYN invests generally have limited direct exposure to commodity prices, as cash flows are primarily supported by long-term, fixed-fee contracts and are more dependent on volume throughput. That said, the sector does have indirect exposure. Commodity prices can influence sentiment and near-term trading dynamics, and prolonged price strength (or weakness) can drive changes in producer behavior — most notably in drilling and completion activity that would impact domestic production volumes. Further, there are some midstream companies that have direct exposure to commodity prices and/or basis differentials. While this exposure is limited, these companies do benefit financially from higher commodity prices.

____________

Note: Footnotes can be found on page 6.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

The Iranian conflict (and associated increases in commodity prices) is not expected to materially change near-term cash flow estimates for most of KYN’s holdings, but it does create positive tailwinds. Financial guidance was issued in late 2025 or early 2026, when prices were much lower, and many companies were more cautious regarding activity levels during 2026. There is a positive bias on both items given recent events, which could set up certain names to beat their more muted outlooks. Further, we expect that the elevated strategic importance of U.S.-based energy infrastructure assets will create a positive backdrop for contract extensions and rate renegotiations, as well as incremental growth projects to facilitate exports. We expect this to be a positive tailwind for the midstream sector over the next few years.

Why Invest in KYN?

We believe that KYN — with its flexible investment mandate, permanent capital base, and expertise in providing capital solutions to both public and private companies — is an attractive means to gain exposure to the North American energy infrastructure sector. The Company provides this exposure in an easy-to-own structure with daily liquidity, an attractive monthly distribution, and the tax simplicity of a single Form 1099. We appreciate the trust you have placed in us and are grateful for your support. We are confident the stage is set for a successful 2026 and beyond. We value the opportunity to connect with our fellow stockholders and encourage you to reach out with any questions, comments or feedback. We look forward to hearing from you.

Sincerely,

James C. Baker, Jr.

Chairman of the Board

President and Chief Executive Officer

For more information:

cef@kayneanderson.com // 877.657.3863

www.kaynefunds.com

____________

Note: Footnotes can be found on page 6.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

Footnotes:

(1)	Net Asset Return is defined as the change in net asset value per share plus cash distributions paid during the period (assuming reinvestment through the Company’s dividend reinvestment plan).
(2)

Actual events and conditions may differ materially from the assumptions used to establish this return estimate (“target returns”). Target returns are neither a guarantee nor a prediction or projection of future performance and there can be no assurance that the target returns will be achieved. Target returns for individual investments may be either greater or less than the target return. A broad range of risks could cause KYN to fail to meet its investment objectives and/or these target returns. The target returns set forth herein should not be viewed as an indicator of likely performance or investor returns. While subject to numerous assumptions, the primary considerations incorporated into these target returns are estimated dividend yields from portfolio holdings of 4% to 6%, estimated annual growth in dividends and cash flows of 5% to 7%, and estimated annual “excess” free cash flow of 0% to 3% for KYN’s portfolio investments. After incorporating the impacts of fees, expenses and leverage, Kayne Anderson views KYN as having the potential to generate 10% to 15% annual returns on a net basis for investors. There is no guarantee that the facts on which such assumptions are based will materialize as anticipated.

(3)

Downside cushion reflects the decrease in total asset value that could be sustained while maintaining compliance with leverage levels under the Investment Company Act of 1940, as amended, and KYN’s financial covenants.

(4)	Fiscal Q1 2026 (December 1, 2025 – February 28, 2026).
(5)	Last twelve months (March 1, 2025 – February 28, 2026).
(6)	Last two years (March 1, 2024 – February 28, 2026).
(7)	Based on the universe of 26 actively managed midstream closed-end funds, open-end funds and exchange-traded funds (“ETFs”).
(8)	Unless otherwise noted, all returns presented in this letter are total return calculations assuming the reinvestment of dividends.
(9)	The selected benchmark for the midstream sector is the Alerian Midstream Energy Index (AMNA).
(10)	The selected benchmark for the U.S. utility sector is the Utilities Select Sector SPDR Fund (XLU), which is an ETF linked to the Utilities Select Sector Index (IXU), a subset of the S&P 500.
(11)	The selected benchmark for the broad U.S. energy sector is the Energy Select Sector SPDR Fund (XLE), which is an ETF linked to the Energy Select Sector Index (IXE), a subset of the S&P 500.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Company Overview

Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company” or “KYN”) is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to provide a high after-tax total return with an emphasis on making cash distributions to stockholders. We intend to achieve our investment objective by investing at least 80% of our total assets in the securities of Energy Infrastructure Companies. Please refer to the Glossary of Key Terms for the meaning of capitalized terms not otherwise defined herein.

As of February 28, 2026, we had total assets of $3.7 billion, net assets applicable to our common stockholders of $2.7 billion (net asset value of $15.90 per share) and 169.1 million shares of common stock outstanding.

Our Top Ten Portfolio Investments

Listed below are our top ten portfolio investments by issuer as of February 28, 2026.

Holding		Category	Amount ($ in millions)	Percent of Long-Term Investments
1.	The Williams Companies, Inc.	Midstream Energy Company	$371.6	10.0%
2.	Enterprise Products Partners L.P.	Midstream Energy Company	367.8	9.9
3.	Energy Transfer LP	Midstream Energy Company	344.2	9.3
4.	MPLX LP	Midstream Energy Company	325.7	8.8
5.	Kinder Morgan, Inc.	Midstream Energy Company	301.4	8.1
6.	Cheniere Energy, Inc.	Midstream Energy Company	293.9	7.9
7.	TC Energy Corporation	Midstream Energy Company	258.2	7.0
8.	Enbridge Inc.	Midstream Energy Company	236.8	6.4
9.	ONEOK, Inc.	Midstream Energy Company	218.4	5.9
10.	Targa Resources Corp.	Midstream Energy Company	146.4	4.0
			$2,864.4	77.3%

Results of Operations — For the Three Months Ended February 28, 2026

Investment Income.    Investment income totaled $25.6 million for the quarter. We received $43.3 million of dividends and distributions. We estimated that $17.9 million of the dividends and distributions received were return of capital distributions and/or distributions in excess of cost basis. Interest income was $0.2 million.

Operating Expenses.    Operating expenses totaled $19.8 million, including $11.2 million of investment management fees (net of fee waivers), $6.0 million of interest expense, $1.6 million of preferred stock distributions and $1.0 million of other operating expenses.

Net Investment Income.    Our net investment income was $5.2 million and included a deferred tax expense of $0.6 million.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Net Realized Gains.    We had net realized gains of $38.5 million, consisting of realized gains from long term investments of $48.7 million and a deferred tax expense of $10.2 million.

Net Change in Unrealized Gains.    We had a net increase in our unrealized gains of $354.9 million. The net change consisted of a $449.2 million increase in unrealized gains on investments and a deferred tax expense of $94.3 million.

Net Increase in Net Assets Resulting from Operations.    As a result of the above, we had a net increase in net assets resulting from operations of $398.6 million.

Distributions to Common Stockholders

The Company pays distributions on a monthly basis. During the three months ended February 28, 2026, the Company paid a monthly distribution of $0.08 per common share on December 31, 2025, and $0.085 per common share on January 30, 2026 and on February 27, 2026. Payment of future distributions is subject to the approval of the Company’s Board of Directors, as well as meeting the covenants on the Company’s debt agreements and the terms of its preferred stock.

The Board of Directors considers several items in setting our distributions to common stockholders including net distributable income (as defined below), realized and unrealized gains and expected returns for portfolio investments.

Net distributable income (“NDI”) is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the Reconciliation of NDI to GAAP section for a reconciliation of this measure to our results reported under GAAP.

For the purposes of calculating NDI, income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and (d) net premiums received from the sale of covered calls.

For the purposes of calculating NDI, operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Net Distributable Income (NDI)
(amounts in millions, except for per share amounts)

Three Months Ended February 28, 2026
Distributions and Other Income from Investments
Dividends and Distributions	$43.3
Interest and Other Income	0.2
Total Distributions and Other Income from Investments	$43.5
Expenses
Net Investment Management Fee	(11.2)
Other Expenses	(1.0)
Interest Expense	(6.0)
Preferred Stock Distributions	(1.6)
Income Tax Expense, net	(0.6)
Net Distributable Income (NDI)	$23.1
Weighted Shares Outstanding	169.1
NDI per Weighted Share Outstanding	$0.137

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•   A significant portion of the cash distributions received from our investments is characterized as return of capital. For GAAP purposes, return of capital distributions are excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•   GAAP recognizes distributions received from our investments that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•   We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the premium that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for the GAAP treatment of option contracts.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Liquidity and Capital Resources

As of February 28, 2026, we had total leverage outstanding of $599 million, which was comprised of $45 million of borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”), $400 million of senior unsecured notes (“Notes”) and $154 million of mandatory redeemable preferred stock (“MRP Shares”).

As of February 28, 2026, total leverage represented approximately 16% of total assets. Under normal market conditions, our policy is to utilize leverage in an amount that represents approximately 20% to 25% of total assets. Currently, we intend to operate with leverage below the lower end of this range, maintaining total leverage in a range of approximately 17.5% to 20% of total assets. Our current leverage level reflects a deliberate positioning below this range in light of market conditions.

As of February 28, 2026, we had $1 million of short term investments in money market funds and $1 million of cash. As of April 17, 2026, we had $98 million of borrowings outstanding under our Credit Facility and we had $2 million of short term investments in money market funds.

On February 19, 2026, we renewed our Credit Facility. The renewed Credit Facility maintains the Company’s $175 million commitment and extends the maturity date to February 18, 2027, replacing the prior facility, which was scheduled to mature on February 19, 2026. Borrowings under the renewed facility bear interest at SOFR plus a spread ranging from 1.30% to 2.15%, depending on the Company’s asset coverage ratios. Based on current asset coverage, the applicable spread is 1.30%. We pay a fee of 0.20% per annum on any unused amounts of the Credit Facility.

As of February 28, 2026, we had $400 million of Notes outstanding that mature between 2028 and 2036 and we had $154 million of MRP Shares outstanding that are subject to mandatory redemption between 2026 and 2032. We expect to have sufficient capacity under our Credit Facility to refinance the upcoming 2026 MRP Shares maturity ($12 million), although we may elect to refinance all or a portion of such maturity through the issuance of new MRP Shares or other financing alternatives.

As of February 28, 2026, our asset coverage ratios under the Investment Company Act of 1940, as amended (“1940 Act”), were 739% for debt and 549% for total leverage (debt plus preferred stock). We target asset coverage ratios that give us the ability to withstand declines in the market value of the securities we hold before breaching the financial covenants in our leverage (we refer to this as our “downside cushion”). At this time, we target asset coverage ratios that provide approximately 55% to 60% of downside cushion relative to our financial covenants. Our leverage targets are dependent on market conditions as well as certain other factors and may vary from time to time.

As of February 28, 2026, our total leverage consisted of 92% of fixed rate obligations and 8% of floating rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 4.82%.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2026
(amounts in 000’s)
(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 137.6%
Equity Investments(1) — 137.6%
Midstream Energy Company(2) — 131.1%
Antero Midstream Corporation	3,415	$76,763
Archrock, Inc.	713	25,182
Cheniere Energy, Inc.	1,247	293,871
DT Midstream, Inc.	493	68,465
Enbridge Inc.(3)	4,457	236,822
Energy Transfer LP	18,271	344,225
Enterprise Products Partners L.P.	10,176	367,774
Excelerate Energy, Inc.	581	23,394
Hess Midstream LP	1,274	49,260
Ironwood Midstream Energy Partners III LLC — Series A Units(4)(5)(6)(7)	5	441
Ironwood Midstream Energy Partners III LLC — Series B Units(4)(5)(6)(7)	216	19,484
Kinder Morgan, Inc.	9,058	301,353
Kodiak Gas Services, Inc.	407	22,198
MPLX LP	5,526	325,677
ONEOK, Inc.	2,638	218,371
Pembina Pipeline Corporation(3)	1,266	55,704
Plains All American Pipeline, L.P.	4,746	99,245
Plains All American Pipeline, L.P. — Series B Preferred Units(8)	5,000	5,001
Rockpoint Gas Storage Inc.(3)	866	18,005
Sentinel Midstream Highline JV Holdings LLC(4)(5)(9)(10)	1,500	50,250
Sunoco LP — Series A Preferred Units(5)(11)	10,000	10,338
Targa Resources Corp.	621	146,418
TC Energy Corporation(3)	4,011	258,199
The Williams Companies, Inc.	4,974	371,639
USA Compression Partners, LP	81	2,203
Western Midstream Partners, LP	3,248	135,097
		3,525,379
Power Infrastructure Company(2) — 5.3%
CenterPoint Energy, Inc.	852	37,061
Entergy Corporation	399	42,748
Sempra Energy	570	54,870
Southwest Gas Holdings, Inc.	92	8,070
		142,749

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2026
(amounts in 000’s)
(UNAUDITED)

Description	No. of Shares/Units	Value
Other — 1.2%
Linde plc(3)	64	$32,534
Total Long-Term Investments (Cost — $2,324,360)		3,700,662

Short-Term Investment — Money Market Fund — 0.1%
First American Money Market Treasury Obligations Fund — Class X Shares, 3.60%(12) (Cost — $905)	905	905
Total Investments — 137.7% (Cost — $2,325,265)		3,701,567

Debt		(445,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(153,603)
Current Income Tax Receivable, net		753
Deferred Income Tax Liability, net		(409,251)
Other Liabilities in Excess of Other Assets		(5,838)
Net Assets Applicable to Common Stockholders		$2,688,628

____________

(1)     Unless otherwise noted, equity investments are common shares/common units.

(2)     Refer to Glossary of Key Terms for definitions of Midstream Energy Company and Power Infrastructure Company.

(3)     Foreign security.

(4)     Fair valued on a recurring basis using significant unobservable inputs (Level 3). See Notes 2 and 3 in Notes to Financial Statements.

(5)     The Company’s ability to sell this security is subject to certain legal or contractual restrictions. As of February 28, 2026, the aggregate value of restricted securities held by the Company was $80,513 (2.2% of total assets), which included $10,338 of Level 2 securities and $70,175 of Level 3 securities. See Note 7 — Restricted Securities.

(6)     Ironwood Midstream Energy Partners III LLC (“IMEP III”) is a privately-held operating company organized to acquire, build, own, and operate midstream assets. The Company holds Series A voting units (“IMEP III Series A Units”) and Series B non-voting units (“IMEP III Series B Units”). The IMEP III Series A Units and Series B Units rank pari passu with respect to priority of distributions and liquidation preference and are senior to all other classes of equity. The IMEP III Series A and Series B Units have a two-year lock-up through March 13, 2027. The Company’s ownership of IMEP III Series A Units represents 49% of the voting interests in IMEP III. Under the 1940 Act, a company is generally presumed to “control” a portfolio company if it, together with affiliates, owns 25% or more of the portfolio company’s outstanding voting securities. Accordingly, IMEP III is deemed to be a control affiliate of the Company. See Note 2 — Significant Accounting Policies, Note 3 — Fair Value and Note 5 — Agreements and Affiliations.

(7)     Security is non-income producing.

(8)     Plains All American Pipeline, L.P. Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units have a liquidation preference of $1,000 per unit with a quarterly distribution payable at a rate equal to three-month SOFR plus a spread of 4.37%. As of February 28, 2026, the distribution rate was 8.02%.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2026
(amounts in 000’s)
(UNAUDITED)

(9)     The Company considers itself an affiliate of Sentinel Midstream Highline JV Holdings LLC (“Sentinel Midstream”). See Note 5 — Agreements and Affiliations.

(10)   Sentinel Midstream is a privately-held company that operates energy infrastructure assets near the Texas and Louisiana Gulf Coast which are referred to as Enercoast Energy Infrastructure (“EEI”). The Company is the owner of Series A-2 units which represent a membership interest in Sentinel Midstream (“Sentinel-EEI Series A-2 Units”). The Sentinel-EEI Series A-2 Units are pari passu with Series A-1 and Series A-3 Units, and are senior to other classes of common equity in terms of liquidation preference and priority of distributions. See Note 3 — Fair Value.

(11)   Sunoco LP Series A Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Units have a liquidation preference of $1,000 per unit with a semi-annual distribution payable at a fixed rate (subject to reset in September 2030). As of February 28, 2026, the distribution rate was 7.88%.

(12)   The rate indicated is the yield as of February 28, 2026.

As of February 28, 2026, the Company’s geographic allocation was as follows:

Geographic Location	% of Long-Term Investments
United States	83.7%
Canada	15.4%
Europe/U.K.	0.9%

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2026
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

ASSETS
Investments at fair value:
Non-affiliated investments (Cost — $2,272,012)	$3,630,487
Affiliated investments (Cost — $30,206)	50,250
Control-affiliated investments (Cost — $22,142)	19,925
Short-term investments (Cost — $905)	905
Cash	1,118
Dividends, distributions and other income receivable (Cost — $3,592)	3,591
Deferred credit facility offering costs and other assets	1,173
Current income tax receivable, net	753
Total Assets	3,708,202

LIABILITIES
Payable for securities purchased	183
Investment management fee payable, net	11,180
Accrued directors’ fees	280
Accrued expenses and other liabilities	3,937
Deferred income tax liability, net	409,251
Credit facility	45,000
Notes	400,000
Unamortized notes issuance costs	(2,920)
Mandatory redeemable preferred stock, $25.00 liquidation value per share (6,144,117 shares issued and outstanding)	153,603
Unamortized mandatory redeemable preferred stock issuance costs	(940)
Total Liabilities	1,019,574
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,688,628
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (169,126,038 shares issued and outstanding, 193,855,883 shares authorized)	$169
Paid-in capital	2,572,187
Total distributable earnings (loss)	116,272
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,688,628
NET ASSET VALUE PER COMMON SHARE	$15.90

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED FEBRUARY 28, 2026
(amounts in 000’s)

(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$41,820
Affiliated investments	1,401
Money market mutual funds	36
Total dividends and distributions (after foreign taxes withheld of $954)	43,257
Return of capital	(17,133)
Distributions in excess of cost basis	(771)
Net dividends and distributions	25,353
Interest income
Non-affiliated investments	206
Total Investment Income	25,559

Expenses
Investment management fees	11,688
Directors’ fees	280
Professional fees	233
Administration fees	147
Insurance	74
Reports to stockholders	66
Custodian fees	49
Stock exchange listing fees	43
Other expenses	114
Total Expenses — before fee waiver, interest expense, preferred distributions and taxes	12,694
Investment management fee waiver	(508)
Interest expense including amortization of issuance costs	6,014
Distributions on mandatory redeemable preferred stock including amortization of issuance costs	1,621
Total Expenses — before taxes	19,821
Net Investment Income — Before Taxes	5,738
Current income tax expense	(2)
Deferred income tax expense	(557)
Net Investment Income	5,179

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	48,749
Foreign currency transactions	13
Current income tax expense	(40)
Deferred income tax expense	(10,197)
Net Realized Gains (Losses)	38,525

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	444,399
Investments — affiliated	4,875
Foreign currency translations	(7)
Deferred income tax expense	(94,321)
Net Change in Unrealized Gains (Losses)	354,946
Net Realized and Unrealized Gains (Losses)	393,471
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$398,650

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Three Months Ended February 28, 2026 (Unaudited)		For the Fiscal Year Ended November 30, 2025
OPERATIONS
Net investment income, net of tax(1)	$5,179		$17,581
Net realized gains, net of tax	38,525		63,018
Net change in unrealized gains (losses), net of tax	354,946		(127,465)
Net Increase (Decrease) in Net Assets Resulting from Operations	398,650		(46,866)
DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(42,282	)(2)	(125,056)
Distributions — return of capital	—	(2)	(37,305)
Dividends and Distributions to Common Stockholders	(42,282)		(162,361)
Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	356,368		(209,227)
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	2,332,260		2,541,487
End of period	$2,688,628		$2,332,260

____________

(1)     Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(2)     The characterization of the distributions paid to common stockholders for the three months ended February 28, 2026, as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital) is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the common stock distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits and may differ from this estimate.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE THREE MONTHS ENDED FEBRUARY 28, 2026
(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$398,650
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	17,133
Distributions in excess of cost basis	771
Net realized gains (excluding foreign currency transactions)	(48,749)
Net change in unrealized gains (excluding foreign currency translations)	(449,274)
Purchase of long-term investments	(145,877)
Proceeds from sale of long-term investments	142,557
Proceeds from sale of short-term investments, net	680
Amortization of deferred debt offering costs	303
Amortization of mandatory redeemable preferred stock offering costs	81
Increase in dividends, distributions and interest receivable	(949)
Decrease in current income tax receivable	69
Increase in other assets	(79)
Increase in payable for securities purchased	183
Increase in investment management fee payable	636
Increase in accrued directors’ fees	17
Decrease in accrued expenses and other liabilities	(4,146)
Increase in deferred income tax liability	105,076
Net Cash Provided by Operating Activities	17,082

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in borrowings under credit facility	27,000
Costs associated with credit facility	(682)
Cash distributions paid to common stockholders	(42,282)
Net Cash Used in Financing Activities	(15,964)
NET CHANGE IN CASH	1,118
CASH — BEGINNING OF PERIOD	—
CASH — END OF PERIOD	$1,118

____________

Supplemental disclosure of cash flow information:

During the three months ended February 28, 2026, interest paid related to debt obligations was $9,990 and income tax refunds received were $27 (net of $906 payments made).

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Three Months Ended February 28, 2026 (Unaudited)		For the Fiscal Year Ended November 30,
			2025	2024	2023
Per Share of Common Stock(1)
Net asset value, beginning of period	$13.79		$15.03	$10.51	$10.64
Net investment income (loss)(2)	0.03		0.10	0.08	0.12
Net realized and unrealized gain (loss)	2.33		(0.38)	5.42	0.59
Total income (loss) from operations	2.36		(0.28)	5.50	0.71
Common dividends(3)	(0.25)		(0.74)	(0.98)	(0.83)
Common distributions — return of capital(3)	—		(0.22)	—	—
Total dividends and distributions — common	(0.25)		(0.96)	(0.98)	(0.83)
Offering expenses associated with the issuance of common stock	—		—	—	(0.01	)(4)
Effect of shares issued in reinvestment of dividends and distributions	—		—	—	—
Total capital stock transactions	—		—	—	(0.01)
Net asset value, end of period	$15.90		$13.79	$15.03	$10.51
Market value per share of common stock, end of period	$14.27		$12.42	$13.68	$8.57
Total investment return based on common stock market value(5)	17.1	%(6)	(2.0)%	75.4%	4.3%
Total investment return based on net asset value(7)	17.5	%(6)	(1.0)%	57.1%	8.7%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$2,688,628		$2,332,260	$2,541,487	$1,777,558
Ratio of expenses to average net assets
Management fees (net of fee waiver)	1.8%		1.8%	1.9%	1.9%
Other expenses	0.2		0.2	0.2	0.2
Subtotal	2.0		2.0	2.1	2.1
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.3		1.3	1.4	1.5
Income tax expense(9)	4.3	(6)	—	12.5	1.9
Total expenses	7.6%		3.3%	16.0%	5.5%
Ratio of net investment income (loss) to average net assets(2)	0.9%		0.7%	0.6%	1.2%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	16.3	%(6)	(2.0)%	46.7%	8.0%
Portfolio turnover rate	4.2	%(6)	18.6%	51.7%	48.8%
Average net assets	$2,444,004		$2,375,369	$1,992,389	$1,399,694
Notes outstanding, end of period(10)	$400,000		$400,000	$409,654	$286,679
Borrowings under credit facilities, end of period(10)	$45,000		$18,000	$68,000	$9,000
Term loan outstanding, end of period(10)	$—		$—	$—	$50,000
Mandatory redeemable preferred stock, end of period(10)	$153,603		$153,603	$153,603	$153,094
Average shares of common stock outstanding	169,126,038		169,126,038	169,126,038	137,758,656
Asset coverage of total debt(11)	738.7%		694.7%	664.2%	658.5%
Asset coverage of total leverage (debt and preferred stock)(12)	549.2%		508.0%	502.6%	456.4%
Average amount of borrowings per share of common stock during the period(1)	$2.64		$2.55	$2.39	$2.30

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2022	2021	2020(13)	2019(13)
Per Share of Common Stock(1)
Net asset value, beginning of period	$8.91	$6.90	$13.89	$16.37
Net investment income (loss)(2)	0.07	(0.08)	(0.34)	(0.26)
Net realized and unrealized gain (loss)	2.44	2.74	(5.87)	(0.75)
Total income (loss) from operations	2.51	2.66	(6.21)	(1.01)
Common dividends(3)	(0.78)	—	—	—
Common distributions — return of capital(3)	—	(0.65)	(0.78)	(1.47)
Total dividends and distributions — common	(0.78)	(0.65)	(0.78)	(1.47)
Offering expenses associated with the issuance of common stock	—	—	—	—
Effect of shares issued in reinvestment of dividends and distributions	—	—	—	—
Total capital stock transactions	—	—	—	—
Net asset value, end of period	$10.64	$8.91	$6.90	$13.89
Market value per share of common stock, end of period	$9.04	$7.77	$5.89	$12.55
Total investment return based on common stock market value(5)	27.2%	44.0%	(47.3)%	(12.4)%
Total investment return based on net asset value(7)	30.5%	41.0%	(44.3)%	(6.1)%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$1,448,022	$1,126,479	$872,914	$1,755,216
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.0%	1.8%	2.3%	2.3%
Other expenses	0.2	0.3	0.3	0.1
Subtotal	2.2	2.1	2.6	2.4
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.2	1.3	3.6	2.1
Income tax expense(9)	6.1	5.1	—	—
Total expenses	9.5%	8.5%	6.2%	4.5%
Ratio of net investment income (loss) to average net assets(2)	0.7%	(0.9)%	(4.0)%	(1.6)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	24.1%	31.4%	(73.8)%	(6.3)%
Portfolio turnover rate	28.2%	50.8%	22.3%	22.0%
Average net assets	$1,344,102	$1,068,396	$1,063,404	$2,032,591
Notes outstanding, end of period(10)	$260,789	$209,686	$173,260	$596,000
Borrowings under credit facilities, end of period(10)	$—	$63,000	$62,000	$35,000
Term loan outstanding, end of period(10)	$50,000	$50,000	$—	$60,000
Mandatory redeemable preferred stock, end of period(10)	$111,603	$101,670	$136,633	$317,000
Average shares of common stock outstanding	133,664,106	126,447,554	126,420,698	126,326,087
Asset coverage of total debt(11)	601.8%	480.6%	529.1%	399.9%
Asset coverage of total leverage (debt and preferred stock)(12)	442.8%	365.5%	334.7%	274.1%
Average amount of borrowings per share of common stock during the period(1)	$2.79	$2.43	$2.88	$6.09

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2018(13)		2017(13)	2016(13)
Per Share of Common Stock(1)
Net asset value, beginning of period	$15.90		$19.18	$19.20
Net investment income (loss)(2)	(0.45)		(0.45)	(0.61)
Net realized and unrealized gain (loss)	2.74		(0.92)	2.80
Total income (loss) from operations	2.29		(1.37)	2.19
Common dividends(3)	(1.80)		(0.53)	—
Common distributions — return of capital(3)	—		(1.37)	(2.20)
Total dividends and distributions — common	(1.80)		(1.90)	(2.20)
Offering expenses associated with the issuance of common stock	(0.01	)(14)	—	—
Effect of shares issued in reinvestment of dividends and distributions	(0.01)		(0.01)	(0.01)
Total capital stock transactions	(0.02)		(0.01)	(0.01)
Net asset value, end of period	$16.37		$15.90	$19.18
Market value per share of common stock, end of period	$15.85		$15.32	$19.72
Total investment return based on common stock market value(5)	14.8%		(13.8)%	24.1%
Total investment return based on net asset value(7)	14.2%		(8.0)%	14.6%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$2,066,269		$1,826,173	$2,180,781
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.3%		2.5%	2.5%
Other expenses	0.2		0.1	0.2
Subtotal	2.5		2.6	2.7
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.9		2.0	2.8
Income tax expense(9)	—		—	7.9
Total expenses	4.4%		4.6%	13.4%
Ratio of net investment income (loss) to average net assets(2)	(2.5)%		(2.4)%	(3.4)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	10.8%		(7.5)%	12.5%
Portfolio turnover rate	25.8%		17.6%	14.5%
Average net assets	$2,127,407		$2,128,965	$2,031,206
Notes outstanding, end of period(10)	$716,000		$747,000	$767,000
Borrowings under credit facilities, end of period(10)	$39,000		$—	$43,000
Term loan outstanding, end of period(10)	$60,000		$—	$—
Mandatory redeemable preferred stock, end of period(10)	$317,000		$292,000	$300,000
Average shares of common stock outstanding	118,725,060		114,292,056	112,967,480
Asset coverage of total debt(11)	392.4%		383.6%	406.3%
Asset coverage of total leverage (debt and preferred stock)(12)	282.5%		275.8%	296.5%
Average amount of borrowings per share of common stock during the period(1)	$6.52		$7.03	$7.06

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

____________

(1)       Based on average shares of common stock outstanding.

(2)       Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)       The characterization of the distributions paid for the three months ended February 28, 2026, is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits and may differ from this estimate. The information presented for each of the other periods is a characterization of the total distributions paid to common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(4)       Represents offering costs incurred in connection with the merger of Kayne Anderson NextGen Energy & Infrastructure, Inc.

(5)       Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)       Not annualized.

(7)      Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(8)       Unless otherwise noted, ratios are annualized.

(9)      For the fiscal years ended November 30, 2025, 2020, 2019, 2018, 2017 and 2015, the Company reported an income tax benefit of $27,686 (1.2% of average net assets) $190,326 (17.9% of average net assets), $43,357 (2.1% of average net assets), $175,827 (8.3% of average net assets), $86,746 (4.1% of average net assets) and $980,647 (30.7% of average net assets), respectively. The income tax expense is assumed to be 0% because the Company reported a net deferred income tax benefit during the period.

(10)    Principal/liquidation value.

(11)    Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%.

(12)    Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%.

(13)    Financial highlights for the fiscal year are not covered by the Report of Independent Registered Public Accounting Firm for the fiscal year ended November 30, 2025.

(14)    Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Development Company.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

1.      Organization

Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company” or “KYN”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to provide a high after-tax total return with an emphasis on making cash distributions to stockholders. The Company intends to achieve this objective by investing at least 80% of its total assets in the securities of Energy Infrastructure Companies. The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.” For more information about the Company’s investment objective, policies and principal risks, see Investment Objective, Policies and Risks in the Company’s most recently filed annual report.

2.      Significant Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Company determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Pursuant to Rule 2a-5, the Company’s Board of Directors (the “Board”) has designated KA Fund Advisors, LLC (“KAFA”), the Company’s investment adviser, as the “Valuation Designee” to perform fair value determinations of the Company’s portfolio holdings, subject to oversight by and periodic reporting to the Board. The Valuation Designee determines the fair value of the Company’s portfolio holdings in accordance with the Company’s valuation program, as adopted by the Board.

Readily marketable portfolio securities listed on any exchange (including a foreign exchange) other than The Nasdaq Stock Market LLC (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

The value of foreign securities traded outside of the Americas may be adjusted to reflect events occurring after a foreign exchange closes that may affect the value of the foreign security. In such cases, these foreign securities are valued by an independent pricing service and are categorized as Level 2 securities for purposes of the fair value hierarchy. See Note 3 — Fair Value.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the bid price provided by an independent pricing service or, if such prices are not available or in the judgment of KAFA such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the bid price provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company may hold securities that are privately issued or otherwise restricted as to resale. For any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, each shall be valued in a manner that most fairly reflects fair value of the security on the valuation date.

Unless otherwise determined by the Valuation Designee, the following valuation process is used for such securities:

•   Valuation Designee.    The applicable investments are valued monthly by KAFA, as the Valuation Designee, with new investments valued at the time such investment was made. The applicable investments are valued by senior professionals of KAFA who comprise KAFA’s valuation committee. KAFA will specify the titles of the persons responsible for determining the fair value of Company investments, including by specifying the particular functions for which they are responsible, and will reasonably segregate fair value determinations from the portfolio management of the Company such that the portfolio manager(s) may not determine, or effectively determine by exerting substantial influence on, the fair values ascribed to portfolio investments.

•   Valuation Firm.    Quarterly, a third-party valuation firm engaged by KAFA reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of the Company’s total assets.

At February 28, 2026, the Company held 2.6% of its net assets applicable to common stockholders (1.9% of total assets) in securities that were fair valued pursuant to these procedures (Level 3 securities). The aggregate fair value of these securities at February 28, 2026, was $70,175. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Security Transactions — Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

F. Return of Capital Estimates — Dividends and distributions received from the Company’s investments generally are comprised of income and return of capital. At the time such dividends and distributions are received, the Company estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Company estimates the return of capital portion of dividends and distributions received from investments based on historical information available and other information provided by certain investments. Return of capital estimates are adjusted to actual in the subsequent fiscal year when final tax reporting information related to the Company’s investments is received.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and/or net change in unrealized gains (losses). In accordance with GAAP, the return of capital cost basis reductions for the Company’s investments are limited to the total amount of the cash distributions received from such investments. If the distributions received by the Company exceed its cost basis (i.e., its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Company includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. Distributions received that were in excess of cost basis were treated as realized gains.

The following table sets forth the Company’s estimated return of capital portion of the dividends and distributions received from its investments that were not treated as distributions in excess of cost basis.

For the Three Months Ended February 28, 2026
Dividends and distributions (before foreign taxes withheld of $954 and excluding distributions in excess of cost basis)	$43,440
Dividends and distributions — % return of capital	39%
Return of capital — attributable to net realized gains (losses)	$113
Return of capital — attributable to net change in unrealized gains (losses)	17,020
Total return of capital	$17,133

G. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with paid-in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued.

To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

The Company may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the three months ended February 28, 2026, the Company did not receive any paid-in-kind dividends or non-cash distributions.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

H. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes, payments made to the holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) is determined after the end of the fiscal year based on the Company’s actual earnings and profits and may differ substantially from preliminary estimates.

I. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

J. Taxes — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income or loss in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses.

To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s holdings), the duration of statutory carryforward periods and the associated risk that certain loss carryforwards may expire unused.

The Company may rely to some extent on information provided by portfolio investments, which may not necessarily be timely, to estimate taxable income allocable to the units/shares of such companies held in the portfolio and to estimate the associated current and/or deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability. See Note 6 — Income Taxes.

The Company may be subject to withholding taxes on foreign-sourced income and accrues such taxes when the related income is earned.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2021 remain open and subject to examination by federal and state tax authorities.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

K. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations and will do so in conformity with Rule 18f-4 under the 1940 Act.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

L. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be. The Company is liable for any interest, dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short).

M. Foreign Currency Translations — The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Company’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Company’s books from the value of the assets and liabilities (other than investments) on the valuation date.

N. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

O. Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

The Company has classified the costs incurred to issue its notes and preferred stock as a deduction from the carrying value on the Statement of Assets and Liabilities. For the purpose of calculating the Company’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of debt or preferred stock.

P. Segment Reporting — The Company has adopted the Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. The Company operates as a single operating segment. Subject to the oversight of the Company’s Board of Directors, the Company’s chief executive officer serves as the Chief Operating Decision Maker (CODM), assessing performance and making decisions about resource allocation for the Company. The CODM monitors the Company’s operating results as a whole, and asset allocation is determined in accordance with the Company’s investment objective and policies. The financial information provided to and reviewed by the CODM is consistent with that presented in the Company’s financial statements. The adoption of this standard impacted only the Company’s financial statement notes disclosures and did not affect the Company’s financial position or results of operations.

Q. Consolidation — The Company follows the accounting and reporting guidance of FASB ASC 946. Accordingly, the Company generally does not consolidate its investments, including investments in operating companies or entities in which it may hold a controlling financial interest, unless such entity is itself an investment company or provides substantive services to the Company (such as investment advisory, administrative, or similar services). Investments that are not consolidated are recorded at fair value in accordance with the Company’s valuation policies, with changes in fair value reflected in the Company’s results of operations.

R. New Accounting Pronouncements — In December 2023, the FASB issued ASU No. 2023-09, Income Taxes (Topic 740) — Improvements to Income Tax Disclosures. The amendments enhance income tax disclosures by requiring disaggregation of annual income taxes paid by jurisdiction and qualitative disclosures related to reconciling items, while removing certain disclosure requirements. The ASU is effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management is currently evaluating the impact of this guidance on its income tax disclosures and believes that the adoption of this ASU will not have a material impact on the financial statements.

3.      Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (ASC 820) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•   Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•   Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•   Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets measured at fair value on a recurring basis at February 28, 2026, and the Company presents these assets by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$3,700,662	$3,615,148	$15,339	$70,175
Short-term investments	905	905	—	—
Total investments at fair value	$3,701,567	$3,616,053	$15,339	$70,175

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at February 28, 2026.

As of February 28, 2026, the Company had Notes outstanding with an aggregate principal amount of $400,000 and 6,144,117 of MRP Shares outstanding with a total liquidation value of $153,603. See Note 11 — Notes and Note 12 — Preferred Stock.

All of the Notes and MRP Shares were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. The Company determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Company records these Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of February 28, 2026, the estimated fair values of these leverage instruments were as follows:

Instrument	Principal Amount/ Liquidation Value	Fair Value
Notes (Series RR, SS and UU through BBB)	$400,000	$407,200
MRP Shares (Series R, S, T, W and X)	$153,603	$151,500

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three months ended February 28, 2026.

Equity Investments
Balance — November 30, 2025	$65,300
Purchases	—
Sales	—
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Change in unrealized gains (losses), net	4,875
Balance — February 28, 2026	$70,175

Net change in unrealized gain (loss) of investments still held at February 28, 2026	$4,875

The $4,875 of net unrealized gains for the three months ended February 28, 2026, relates to investments that were held during the period. The Company includes these unrealized gains and losses on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation Techniques and Unobservable Inputs

Ironwood Midstream Energy Partners III LLC (“IMEP III”) is a privately-held operating company organized to acquire, build, own, and operate midstream assets. IMEP III is required to distribute all available cash through quarterly distributions, subject to debt covenants and necessary operating reserves. The Company holds Series A voting units (“IMEP III Series A Units”) and Series B non-voting units (“IMEP III Series B Units”). The IMEP III Series A and Series B Units rank pari passu with respect to priority of distributions and liquidation preference and are senior to all other classes of equity. Other classes of equity participate in distributions only after the IMEP III Series A and Series B Units have received cash distributions sufficient for IMEP Series A and Series B investors to realize certain yield and return thresholds.

The Company uses a discounted cash flow model to value the IMEP III Series A and Series B Units under two operating scenarios. Each scenario is assigned a probability weighting to arrive at a weighted average value at a specified discount rate. The Company calculates probability weighted values over a range of discount rates and selects a value within such range as the fair value of the IMEP III Series A and Series B Units.

Sentinel Midstream Highline JV Holdings LLC (“Sentinel Midstream”) is a privately-held company that operates energy infrastructure assets near the Texas and Louisiana Gulf Coast which are referred to as Enercoast Energy Infrastructure (“EEI”). The Company is the owner of Series A-2 units which represent a membership interest in Sentinel Midstream (“Sentinel-EEI Series A-2 Units”). The Sentinel-EEI Series A-2 Units are pari passu with Series A-1 and Series A-3 Units (together, “Series A Units”). The Series A Units are senior to other classes of common equity in terms of liquidation preference and priority of distributions. Other classes of common equity participate in distributions only after the Series A Units have received cash distributions sufficient for Series A investors to realize a 10% annualized return (IRR).

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

As part of the process to determine the fair value of the Sentinel-EEI Series A-2 Units, KAFA utilizes two valuation methodologies. One of the methodologies is based on publicly-traded enterprise value to earnings before interest, taxes, depreciation, and amortization (“EBITDA”) multiples for comparable companies and the second is based on a discounted cash flow model. A range of per share values is derived from these two methodologies. A per share value within the resulting range is then selected as the fair value.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of February 28, 2026:

Quantitative Table for Valuation Techniques

Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Range		Average
				Low	High
IMEP III Series A Units	441	- Discounted cash flow analysis	- Discount rate	18.2%	20.2%	19.2%
IMEP III Series B Units	19,484	- Discounted cash flow analysis	- Discount rate	18.2%	20.2%	19.2%
Sentinel-EEI Series A-2 Units	50,250	- EV/EBITDA multiples	- 2026 EV/EBITDA multiples	8.5x	9.5x	9.0x
			- Illiquidity discount	15%	15%	15%
		- Discounted cash flow analysis	- Discount rate	17.3%	17.3%	17.3%
Total	$70,175

4.      Risk Considerations

The Company’s investments are concentrated in the energy sector. A downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or environmental, catastrophic or other events could have a larger impact on the Company than on an investment company that does not concentrate in the energy sector. The performance of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. The Company also invests in securities of foreign issuers, predominantly those located in Canada and, to a lesser extent, Europe. The value of those investments will fluctuate with market conditions, United States trade and economic policy, currency exchange rates and the economic and political climates of the foreign countries in which the issuers operate or are domiciled. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

As of February 28, 2026, the Company had the following investment concentrations:

Category	Percent of Long-Term Investments
Equity securities(1)	100.0%
Energy Companies	99.1%
Energy Infrastructure Companies	99.1%
Largest single issuer	10.0%
Restricted securities	2.2%

____________

(1)     Includes common and preferred equity

For more information about the principal risks of investing in the Company, see Investment Objective, Policies and Risks in the Company’s most recently filed annual report.

5.      Agreements and Affiliations

A. Administration Agreement — The Company has entered into an administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the agreement, Ultimus will provide certain administrative and accounting services for the Company. The agreement renews automatically each year unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company.

Upon completion of KYN’s merger with Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”) in November 2023, KAFA and the Company entered into an amended fee waiver agreement (the “Tier Waiver”) with KYN to reduce the asset levels at which the fee waivers take effect under the Tier Waiver. The breakpoints under the Tier Waiver were reset at the time of the merger such that the Company pays a management fee of 1.375% on average total assets up to $2,282,690 (which was the pro forma amount of KYN and KMF total assets for purposes of calculating the management fee as of the closing of the merger); 1.250% on average total assets in excess of this amount and up to $4,000,000; 1.125% on average total assets between $4,000,000 and $6,000,000; and 1.000% on average total assets greater than $6,000,000. These tiered fee waivers result in a reduction to the effective management fee rate payable to KAFA as the Company’s assets under management increase. The Tier Waiver has an initial 3-year term from the date of the merger and may be renewed annually thereafter upon approval of KAFA and the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”).

In addition to the Tier Waiver, KAFA also agreed to waive an additional amount of management fees (based on KYN and KMF assets at the closing of the merger) (the “Merger Waiver”) such that pro forma management fees payable to KAFA would be equal to the aggregate management fee payable if KYN and

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

KMF had remained standalone companies. The Merger Waiver has a term of three years from the closing of the merger and was calculated to be $606 per year based on KYN and KMF’s assets under management at the closing of the merger. The Merger Waiver expires on November 13, 2026. Any amount waived by KAFA pursuant to the Tier Waiver and/or Merger Waiver may not be recouped.

The investment management agreement has a current term through April 30, 2027 and may be renewed annually thereafter upon approval of KAFA and the Company’s Board of Directors (including a majority of the Independent Directors). For the three months ended February 28, 2026, the Company paid management fees at an annual rate of 1.315% of the Company’s average quarterly total assets (as defined in the investment management agreement).

For purposes of calculating the management fee, the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such a determination were made, the Company would be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

Ironwood Midstream Energy Partners III LLC — IMEP III is a privately-held midstream operating company managed under the direction of its Board of Directors (“IMEP III Board”) pursuant to the IMEP III LLC Agreement (“IMEP III LLCA”). The IMEP III Board is comprised of five members: three designated by IMEP III management and two designated by the Company. James C. Baker, Jr., Chairman, President and Chief Executive Officer of the Company, and Ron M. Logan, Jr., Executive Vice President of the Company, serve as the Company’s appointed directors to the IMEP III Board.

The Company’s investment in IMEP III includes both voting and non-voting equity interests, with its ownership of the IMEP III Series A Units representing 49% of the voting interests of IMEP III. In addition to its ownership of the voting securities of IMEP III, the Company possesses certain minority protective rights under the IMEP III LLCA, which require its consent before IMEP III may undertake specified corporate actions. Pursuant to the IMEP III Series A and Series B Unit Purchase Agreement (“IMEP III UPA”), the Company has committed to fund approximately $127,000 in additional capital to IMEP III. Any capital called pursuant to the IMEP III UPA must be authorized by the IMEP III Board and also requires the Company’s prior written consent under its minority protective rights. This commitment is not included in the net assets of the Company as of February 28, 2026.

As the Company owns more than 25% of IMEP III’s voting securities, IMEP III is considered a control affiliate of the Company for financial reporting purposes under the 1940 Act.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

Sentinel Midstream Highline JV Holdings LLC — Pursuant to the terms of the Sentinel-EEI Series A-2 Units, Kayne Anderson has the right to designate one director of Sentinel Midstream for so long as Kayne Anderson and its affiliates continue to beneficially own at least 70% of its initial investment and at least 10% of the outstanding Series A units. Mr. Logan serves as the Kayne Anderson appointed director of Sentinel Midstream. The Company considers itself an affiliate of Sentinel Midstream under the 1940 Act by virtue of the Company’s ownership interest in Sentinel Midstream and Kayne Anderson’s director designation right.

The following table summarizes the Company’s investments in affiliates as of and for the three months ended February 28, 2026:

Investment(1)	No. of Shares/ Units (in 000’s)(2)		Value At 2/28/2026	Gross Additions	Gross Reductions	Dividends/ Distributions Received	Net Realized Gains (Losses)	Net Change in Unrealized Gains (Losses)
	11/30/2025	2/28/2026
Control Affiliates
IMEP III Series A Units	5	5	$441	$—	$—	$—	$—	$—
IMEP III Series B Units	216	216	19,484	—	—	—	—	—
Total Control Affiliates			$19,925	$—	$—	$—	$—	$—

Non-Control Affiliates
Sentinel-EEI Series A-2 Units	1,500	1,500	$50,250	$—	$—	$1,401	$—	$4,875
Total Affiliates			$70,175	$—	$—	$1,401	$—	$4,875

____________

(1)        See Schedule of Investments for investment classifications.

(2)        During the three months ended February 28, 2026, there were no purchases or sales of any affiliates.

6.      Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability or asset of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital losses, if any.

As of February 28, 2026, the components of the Company’s deferred tax assets and liabilities were as follows:

Current tax receivable, net	$753

Deferred tax assets:
Capital loss carryforward — Federal	$6,471
Capital loss carryforward — State	486
Net operating loss carryforward — Federal	2,325
Net operating loss carryforward — State	428
Foreign tax credit carryforward	954
Valuation allowance	(7,158)

Deferred tax liabilities:
Net unrealized gains on investment securities	(412,757)
Total deferred income tax asset (liability), net	$(409,251)

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

During the three months ended February 28, 2026, the Company received $27 of tax refunds (net of $906 of tax payments).

As of February 28, 2026, the Company had a net current income tax receivable of $753, which was comprised of a net federal tax asset of $777 and a net state tax liability of $24.

As of February 28, 2026, the Company had capital loss carryforwards of $31,174 (federal and state deferred tax asset of $6,471 and $486, respectively). Realization of capital loss carryforwards is dependent on generating sufficient capital gains prior to their expiration. These capital loss carryforwards are associated with KYN’s merger with KMF (as described below) and will expire if not used by fiscal 2028.

As of February 28, 2026, the Company had a federal net operating loss carryforward of $11,074, of which $4,647 is subject to the FMO Section 382 limitation described below (federal and state deferred tax asset of $2,325 and $428, respectively). Net operating losses can be carried forward indefinitely.

On March 4, 2022, the Company completed its merger with Fiduciary/Claymore Energy Infrastructure Fund (“FMO”). The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code (the “Code”). Upon completion of the merger, the Company acquired all of the tax attributes of FMO, including $6,310 of net operating losses. These net operating losses are subject to limitations as set forth in Section 382 of the Code which limit the amount of losses than can be utilized after a change in ownership. The annual FMO Section 382 limitation is $1,663.

On November 13, 2023, KYN completed its merger with KMF. The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code. Upon completion of the merger, the Company acquired all pre-merger KMF losses, including $355,751 of capital losses (subject to a five year carryforward period which expires in fiscal 2028). All pre-merger losses acquired from KMF, including the capital losses, are subject to limitations as set forth in Section 382 of the Code which limit the amount of losses that can be utilized after a change in ownership. The annual KMF Section 382 limitation is $15,587 per year. In addition, limitations under Section 384 of the Code further limit any losses acquired for a period of five years following the merger such that pre-merger losses of KMF may not be utilized to offset pre-merger gains of KYN (nor could pre-merger gains of KMF be offset against pre-merger losses of KYN).

As a result of limitations on these losses post-merger, the Company has written off the deferred tax asset associated with capital losses that exceed the portion of losses that will become available through the annual KMF Section 382 limitation (prior to the statutory expiration of the capital loss carryforward period). Following the merger, $78,670 of capital losses became available to the Company subject to the limitations described. Capital loss carryforwards acquired through the merger with KMF will expire if not utilized by fiscal year 2028.

For the three months ended February 28, 2026, the Company estimates it has realized sufficient post-merger gains to utilize $15,587 of acquired pre-merger KMF capital losses. As a result, the Company has reduced the valuation allowance previously established for these losses. After considering the capital loss carryforwards written off and/or utilized in prior periods, $31,174 of KMF capital loss carryforwards remain available for use in future years.

The Company periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the time period over which these deferred tax assets can be utilized.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

As of February 28, 2026, the Company has determined that it is not more likely than not that all of its deferred tax assets would be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance of $7,158 has been established, primarily related to the remaining losses acquired in the merger with KMF.

The Company will continue to review and assess the need for a valuation allowance in the future. Significant variability in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets. If a further valuation allowance is required to reduce any deferred tax asset in the future, or if a change in a valuation allowance is necessary, it could have a material impact on the Company’s net asset value and results of operations in the period of adjustment.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 21% to the net investment income (loss) and realized and unrealized gains (losses) on investments before taxes as follows:

For the Three Months Ended February 28, 2026
Computed federal income tax expense (benefit) at 21%	$105,791
State income tax expense, net of federal tax	4,327
Foreign tax credit	(954)
dividend received deduction, non-deductible distributions on MRP Shares and other, net	(646)
Decrease in valuation allowance – Federal	(3,273)
Decrease in valuation allowance – State	(128)
Total income tax expense (benefit)	$105,117

As a limited partner of MLPs, the Company includes its allocable share of such MLP’s income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the three months ended February 28, 2026, the Company decreased its tax cost basis by approximately $37,586 due to 2025 net allocated losses (after considering Section 163(j) limitations on the deduction for business interest expense) from its MLP investments.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

As of February 28, 2026, the cost basis of investments for federal income tax purposes was $1,815,379. The cost basis for federal income tax purposes is $509,886 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the cumulative allocated losses from its MLP investments. At February 28, 2026, gross unrealized appreciation and depreciation of investments and options, if any, for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$1,888,405
Gross unrealized depreciation of investments (including options, if any)	(2,217)
Net unrealized appreciation of investments before foreign currency related translations	1,886,188
Unrealized appreciation on foreign currency related translations	—
Net unrealized appreciation of investments	$1,886,188

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

For the fiscal year ended November 30, 2025, of the $162,361 of distributions paid to common stockholders, $125,056 was characterized as dividend income (eligible to be treated as qualified dividend income) and $37,305 was characterized as return of capital. Distributions of $6,160 paid to holders of MRP Shares were characterized as dividends (eligible to be treated as qualified dividend income). These characterizations are based on the Company’s earnings and profits.

7.      Restricted Securities

From time to time, the Company’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments may have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

As of February 28, 2026, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments
Equity Investments
Sunoco LP
Series A Preferred Units	9/4/25	(1)	10,000	$9,750	$10,338	$103.38	0.4%	0.3%

Level 3 Investments(2)
Equity Investments
IMEP III Series A Units	3/14/25	(3)	5	$490	$441	$90.00	0.0%	0.0%
IMEP III Series B Units	3/14/25	(3)	216	21,652	19,484	90.00	0.7	0.5
Sentinel-EEI Series A-2 Units	11/30/23	(3)	1,500	30,206	50,250	33.50	1.9	1.4
Total				$52,348	$70,175		2.6%	1.9%
Total of all restricted securities				$62,098	$80,513		3.0%	2.2%

____________

(1)        Unregistered or restricted security of a public company.

(2)        Securities are valued using significant unobservable inputs (Level 3) as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(3)        Unregistered or restricted security of a private company.

8.      Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Company. See Note 2 — Significant Accounting Policies.

Option Contracts — For the three months ended February 28, 2026, the Company did not have any option contracts outstanding.

Interest Rate Swap Contracts — For the three months ended February 28, 2026, the Company did not have any interest rate swap contracts outstanding.

As of February 28, 2026, the Company held no derivative instruments.

9.      Investment Transactions

For the three months ended February 28, 2026, the Company purchased and sold securities in the amounts of $145,877 and $142,557 respectively (excluding short-term investments and securities sold short, if any).

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

10.   Credit Facility

On February 19, 2026, the Company renewed its $175,000 unsecured revolving credit facility (the “Credit Facility”). The Credit Facility matures on February 18, 2027. The interest rate on outstanding borrowings under the Credit Facility may vary between SOFR plus 1.30% and SOFR plus 2.15%, depending on the Company’s asset coverage ratios. The Company pays a fee of 0.20% per annum on any unused amounts of the Credit Facility.

For the three months ended February 28, 2026, the average amount of borrowings outstanding under the Company’s Credit Facility was $46,256 with a weighted average interest rate of 5.15%. As of February 28, 2026, the Company had $45,000 of borrowings outstanding under the Credit Facility at an interest rate of 4.97%.

As of February 28, 2026, the Company was in compliance with all financial and operational covenants required by the Credit Facility. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

11.   Notes

As of February 28, 2026, the Company had $400,000 aggregate principal amount of Notes outstanding. The table below sets forth a summary of the key terms of each series of Notes outstanding at February 28, 2026.

Series	Principal Outstanding February 28, 2026	Unamortized Issuance Costs	Estimated Fair Value February 28, 2026	Fixed Interest Rate	Maturity
RR	$45,000	$239	$44,600	4.57%	5/18/32
SS	45,000	260	44,200	4.67%	8/2/34
UU	40,000	271	40,800	5.18%	3/29/33
VV	25,000	237	26,500	5.79%	1/10/34
WW	35,000	231	36,800	5.65%	5/22/31
XX	40,000	291	42,300	5.79%	5/22/34
YY	30,000	255	30,900	5.19%	9/18/31
ZZ	40,000	376	40,800	5.45%	9/18/36
AAA	60,000	446	60,100	4.43%	10/16/28
BBB	40,000	314	40,200	4.60%	10/15/30
	$400,000	$2,920	$407,200

Holders of the fixed rate Series RR and SS Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the fixed rate Series UU through BBB Notes are entitled to receive cash interest payments semi-annually (on February 13 and August 13) at the fixed rate. As of February 28, 2026, the weighted average interest rate on the outstanding Notes was 5.05%.

As of February 28, 2026, each series of Notes was rated “AAA” by Kroll Bond Rating Agency (“KBRA”). In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Notes and is prohibited from having any rating of less than investment grade (“BBB-”) with respect to each series of Notes.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

As of February 28, 2026, the Company was in compliance with all covenants under the Notes agreements.

12.   Preferred Stock

As of February 28, 2026, the Company had 6,144,117 shares of MRP Shares outstanding, with a total liquidation value of $153,603 ($25.00 per share liquidation value). The table below sets forth a summary of the key terms of each series of MRP Shares outstanding at February 28, 2026.

Series	Liquidation Value February 28, 2026	Unamortized Issuance Costs	Estimated Fair Value February 28, 2026	Fixed/Floating Dividend Rate	Mandatory Redemption Date
R	$41,828	$83	$41,300	3.38%	2/11/27
S	49,775	366	47,700	3.60%	2/11/30
T	20,000	235	19,900	5.07%	8/2/32
W	12,000	25	11,900	2.44%	9/1/26
X	30,000	231	30,700	5.49%	9/18/29
	$153,603	$940	$151,500

Holders of the MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (the last day of February, May 31, August 31 and November 30).

As of February 28, 2026, each series of MRP Shares was rated “A+” by KBRA. The dividend rate on the Company’s MRP Shares will increase if the credit rating is downgraded below “A” (as determined by the lowest credit rating assigned). Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make a dividend or certain other payments.

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225%.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

As of February 28, 2026, the Company was in compliance with the asset coverage requirement of its MRP Shares.

13.   Common Stock

As of February 28, 2026, the Company had 193,855,883 shares of common stock authorized and 169,126,038 shares outstanding. As of February 28, 2026, Kayne Anderson Capital Advisors, L.P. (“KACALP”) owned 808,748 shares of the Company.

During the three months ended February 28, 2026 and for the fiscal year ended November 30, 2025, there were no common stock transactions.

14.   Subsequent Events

On March 2, 2026, the Company declared a monthly distribution of $0.085 per common share which was subsequently paid on March 31, 2026. Of the total distribution of $14,376, pursuant to the Company’s dividend reinvestment plan, $815 was reinvested into the Company through open market purchases of common stock.

On April 1, 2026, the Company declared a monthly distribution of $0.085 per common share payable on April 30, 2026.

On April 8, 2026, the Company held its 2026 Annual Meeting of Stockholders. At the annual meeting, the terms of William R. Cordes and Barry R. Pearl as members of the Board of Directors expired in accordance with the Company’s mandatory retirement policy. Additionally, effective upon the conclusion of the annual meeting, Holli C. Ladhani was appointed to succeed William H. Shea, Jr. as Lead Independent Director, Michael N. Mears was appointed to succeed Mr. Cordes as Chair of the Audit Committee, and Carita S. Walker was appointed as a member of the Audit Committee. The Company extends its sincere appreciation to Mr. Cordes and Mr. Pearl for their dedicated service and valuable contributions to the Board.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
GLOSSARY OF KEY TERMS
(UNAUDITED)

This glossary contains definitions of certain key terms, as they are used in our investment policies and as described in this report. These definitions may not correspond to standard sector definitions.

“Energy Assets” means Energy Infrastructure Assets and other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, fractionating, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity or water.

“Energy and Power Services Companies” means companies that provide technical, operational, engineering, technological, logistical, consulting, or other services to Energy and Energy Infrastructure Companies. These companies typically do not own Energy Infrastructure Assets, but instead support the broader energy and power ecosystems through specialized services. Their offerings may include construction management, maintenance, environmental compliance, system integration, software and digital solutions, and other support functions critical to the development and operation of energy and power systems. Their services and technologies may also support grid modernization, energy efficiency initiatives, automation, data analytics, and other essential solutions supporting energy and power infrastructure operations.

“Energy Companies” means companies that own and/or operate Energy Assets or provide energy-related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such assets or (ii) have Energy Assets that represent the majority of their assets.

“Energy Infrastructure Assets” means (a) Midstream Assets, (b) Renewable Infrastructure Assets and (c) Utility Assets.

“Energy Infrastructure Companies” consists of (a) Midstream Energy Companies and (b) Power Infrastructure Companies.

“Master Limited Partnerships” or “MLPs” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in (a) transporting, storing, gathering, processing, fractionating, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products or water produced in conjunction with such activities or (b) the capture, transportation or sequestration of carbon dioxide.

“Midstream Energy Companies” means companies that primarily own and operate Midstream Assets. Such companies may be structured as Master Limited Partnerships or taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or providing services for the operation of such assets or (ii) have Midstream Assets that represent the majority of their assets.

“Power Infrastructure Companies” means companies involved in the development, ownership, operation, or management of assets essential to the generation, transmission, distribution, storage, or consumption of electrical power. This category includes Utility Companies and Renewable Infrastructure Companies, as well as independent power producers, transmission and distribution network operators and energy storage providers. Power Infrastructure Companies may utilize energy from a broad range of sources, including conventional (e.g., coal, natural gas, nuclear) and renewable (e.g., solar, wind, hydroelectric, geothermal, biomass) resources.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
GLOSSARY OF KEY TERMS
(UNAUDITED)

“Renewable Infrastructure Assets” means assets used in the generation, production, distribution, transportation, transmission, storage and marketing of energy including, but not limited to, electricity, steam, natural gas or transportation fuels, from renewable sources such as solar, wind, flowing water (hydroelectric power), geothermal, biomass and organic waste.

“Renewable Infrastructure Companies” means companies that own and/or operate Renewable Infrastructure Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Renewable Infrastructure Assets or providing services for the operation of such assets or (ii) have Renewable Infrastructure Assets that represent the majority of their assets.

“Utility Assets” means assets, other than Renewable Infrastructure Assets, that are used in the generation, production, distribution, transportation, transmission, storage and marketing of energy, including, but not limited to, electricity, natural gas and steam.

“Utility Companies” means companies that own and/or operate Utility Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Utility Assets or providing services for the operation of such assets or (ii) have Utility Assets that represent the majority of their assets.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
ADDITIONAL INFORMATION
(UNAUDITED)

REPURCHASE DISCLOSURE

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

James C. Baker, Jr.	Chairman of the Board of Directors, President and Chief Executive Officer
Holli C. Ladhani	Lead Independent Director
Michael N. Mears	Director
William H. Shea, Jr.	Director
Carita S. Walker	Director
Harrison J. Little	Executive Vice President
A. Colby Parker	Chief Financial Officer and Treasurer
Ron M. Logan, Jr.	Executive Vice President
Michael J. O’Neil	Executive Vice President and Secretary
Gordon H. Hamilton	Vice President
Adriana I. Jimenez	Vice President
Mark V. Mangilit	Chief Compliance Officer
Investment Adviser KA Fund Advisors, LLC 717 Texas Avenue, Suite 2200 Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246
2121 Avenue of the Stars, 9th Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar Equiniti Trust Company, LLC 48 Wall Street, Floor 23 New York, NY 10005 (888) 888-0317
Custodian U.S. Bank, N.A 1555 Rivercenter Drive Milwaukee, WI 53212	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017
Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.